UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2003

First Potomac Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7200 Wisconsin Avenue, Suite 310, Bethesda, MD	20814

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 986-9200

Item 2. Acquisition or Disposition of Assets

The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated December 23, 2003, in connection with the acquisition of Alexandria Corporate Park, hereby amends the following items, as set forth in the pages attached hereto.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired

1.	Alexandria Corporate Park — Audited Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2002.

     (b) Pro Forma Financial Information

The following pro forma financial statements reflecting the acquisition of a significant asset (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September, 30, 2003.

2.	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2002 and the nine months ended September 30, 2003.

     (c) Exhibits

23.	Consent of Independent Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

By:	/s/ Barry H. Bass

Name:	Barry H. Bass
Title:	Chief Financial Officer

Date: February 23, 2004

FIRST POTOMAC REALTY TRUST
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2003
(Unaudited)

	Pro Forma
	First Potomac			Pro Forma
	Realty Trust Prior	Alexandria		First Potomac
	To Acquisition	Corporate Park		Realty Trust
Assets
Rental property, net	$168,772,669	$37,167,196	(1)	$205,939,865
Cash	41,237,105	(39,602,038)	(3)	1,635,067
Escrows and reserves	2,544,385	—		2,544,385
Accounts and other receivables	1,042,213	—		1,042,213
Unbilled rent receivable	1,836,592	—		1,836,592
Deferred costs, net	2,566,726	—		2,566,726
Prepaid expenses and other assets	1,508,645	—		1,508,645
Intangible assets, net	5,584,276	3,007,591	(1)	8,591,867
Tenant security deposits	807,139	72,906	(2)	880,045

Total assets	$225,899,750	$645,655		$226,545,405

Liabilities
Accounts payable and accrued expenses	$2,782,120	$458,975	(2)	$3,241,095
Rents received in advance and security deposits	1,006,289	72,906	(2)	1,079,195
Mortgage loans and other debt	105,659,555	—		105,659,555
Other liabilities	384,697	113,774	(1)	498,471

Total liabilities	109,832,661	645,655		110,478,316
Minority interest	16,183,365	—		16,183,365
Shareholders’ equity	99,883,724	—		99,883,724

Total liabilities and shareholders’ equity	$225,899,750	$645,655		$226,545,405

See accompanying notes to pro forma condensed consolidated balance sheet.

Notes to Pro Forma Condensed Consolidated Balance Sheet

Basis of Presentation

The unaudited Pro Forma Condensed Consolidated Balance Sheet of First Potomac Realty Trust (First Potomac) as of September 30, 2003 has been derived from the pro forma financial data of the First Potomac Predecessor, as filed on Form 10-Q on December 5, 2003, our designation for the entities that comprise our historical operations and activities prior to our initial public offering on October 23, 2003. These operations include the activities of First Potomac Realty Investment Limited Partnership (our operating partnership), First Potomac Realty Investment Trust, Inc. (the predecessor general partner of our operating partnership) and First Potomac Management, Inc. The pro forma reflects the effects of the initial public offering, formation transactions, repayment of debt and acquisitions completed in fourth quarter 2003 subsequent to the offering, including the acquisition of Alexandria Corporate Park.

Further information regarding First Potomac’s historical operations, organizational structure and formation transactions is discussed in more detail in the prospectus included in First Potomac Realty Trust’s Form S-11 Registration Statement.

Notes and Management Assumptions

1.	The acquisition of Alexandria Corporate Park was accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” The fair value of the real estate acquired was determined on an as-if vacant basis and allocated between land, building, the origination value of leases, acquired tenant improvements, the value of above and below market leases, the intangible value of tenant relationships and the remainder allocated to the acquired in-place leases.

2.	Represents tenant improvement credits and tenant security deposits assumed upon closing.

3.	Represents adjustment to reflect cash used to acquire Alexandria Corporate Park.

FIRST POTOMAC REALTY TRUST
Pro Forma Consolidated Statement of Operations
For Nine Months Ended September 30, 2003

	Pro Forma
	First Potomac			Pro Forma
	Realty Trust Prior	Alexandria		First Potomac
	To Acquisition	Corporate Park		Realty Trust
Revenues
Rental income	$16,071,759	$1,583,279	(1)	$17,655,038
Tenant reimbursements	2,829,310	351,893		3,181,203

	18,901,069	1,935,172		20,836,241

Operating expenses
Property operating	3,226,391	436,341	(2)	3,662,732
Real estate taxes and insurance	1,530,295	112,864		1,643,159
General and administrative	2,138,556	—		2,138,556
Depreciation and amortization	6,677,774	879,150	(3)	7,556,924

	13,573,016	1,428,355		15,001,371

Operating Income	5,328,053	506,817		5,834,870
Other expenses (income)
Interest and other income	(69,272)	—		(69,272)
Interest expense	4,965,894	—		4,965,894

	4,896,622	—		4,896,622

Minority interest	59,969	70,549	(4)	130,518

Net income	$371,462	$436,268		$807,730

See accompany notes to pro forma consolidated statement of operations.

FIRST POTOMAC REALTY TRUST
Pro Forma Consolidated Statement of Operations
For Twelve Months Ended December 31, 2002

	Pro Forma
	First Potomac			Pro Forma
	Realty Trust Prior	Alexandria		First Potomac
	To Acquisition	Corporate Park		Predecessor
Revenues
Rental income	$20,389,954	$1,674,533	(1)	$22,064,487
Tenant reimbursements	3,257,690	166,344		3,424,034

	23,647,644	1,840,877		25,488,521

Operating expenses
Property operating	3,484,305	547,549	(2)	4,031,854
Real estate taxes and insurance	2,108,079	141,707		2,249,786
General and administrative	3,396,782	—		3,396,782
Depreciation and amortization	8,198,482	1,172,200	(3)	9,370,682

	17,187,648	1,861,456		19,049,104

Operating Income	6,459,996	(20,579)		6,439,417
Other expenses (income)
Interest and other income	(629,379)	—		(629,379)
Interest expense	6,516,178	—		6,516,178
Equity in earnings of investees	55,771	—		55,771
Loss on write-off of assets	589,477	—		589,477

	6,532,047	—		6,532,047

Minority interest	(13,690)	(2,865)	(4)	(16,555)

Net loss	$(58,361)	$(17,714)		$(76,075)

See accompany notes to pro forma consolidated statement of operations.

Notes to Pro Forma Consolidated Statement of Operations

Basis of Presentation

The Pro Forma Consolidated Statement of Operations of First Potomac Realty Trust (First Potomac) for the nine months ended September 30, 2003 and the year ended December 31, 2002 are based on the Combined Historical Statements of Operations of the First Potomac Predecessor, the designation for the entities comprising our historical operations prior to the Company’s initial public offering of October 23, 2003. The historical operations include the activities of First Potomac Realty Investment Limited Partnership (our operating partnership), First Potomac Realty Investment Trust, Inc. (the predecessor general partner of our operating partnership) and First Potomac Management, Inc. The pro forma reflects the effects of the initial public offering, formation transactions, repayment of debt and acquisitions completed in fourth quarter 2003 subsequent to the offering, including the acquisition of Alexandria Corporate Park.

Further information regarding First Potomac’s historical operations, organizational structure and formation transactions is discussed in detail in the prospectus included in First Potomac Realty Trust’s Form S-11 Registration Statement.

Notes and Management Assumptions

1.	Includes the amortization of the deferred market rent liability amortized over the remaining life of acquired leases.

2.	Reflects adjustment for management fees incurred under the terms of the management contract between the previous owner and a third-party. This contract was terminated upon acquisition.

3.	Reflects depreciation expense over 39 years based upon the acquisition cost allocated to the building and improvements, plus amortization of the values allocated to intangible assets for acquired in-place leases, acquired tenant improvements and customer relationships.

4.	Reflects allocation of operating results to minority owners of units of the operating partnership.

Independent Auditors’ Report

The Board of Trustees
First Potomac Reality Investment Trust, Inc.:

We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of Alexandria Corporate Park for the year ended December 31, 2002. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of Alexandria Corporate Park’s revenues and expenses. As described in note 2, the accompanying statement of revenues and certain expenses excludes certain expenses that would not be comparable with those resulting from the proposed future operations of Alexandria Corporate Park.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (described in note 2) of Alexandria Corporate Park for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

McLean, Virginia
February 14, 2004

ALEXANDRIA CORPORATE PARK
Statement of Revenues and Certain Expenses
Nine Months Ended September 30, 2003 (unaudited) and Year Ended December 31, 2002

	2003	2002
	(unaudited)
Revenues
Rental	$1,556,333	$1,638,605
Other	351,893	166,344

	1,908,226	1,804,949

Certain expenses
Management fees	59,400	79,200
Janitorial	60,185	82,652
Utilities	193,554	243,390
Insurance	32,566	50,012
Landscaping	82,486	54,701
Security	8,232	31,725
Real estate taxes	80,298	91,695
Repairs and maintenance	91,884	135,081

	608,605	768,456

Revenues in excess of certain expenses	$1,299,621	$1,036,493

See accompanying notes to statement of revenues and certain expenses.

ALEXANDRIA CORPORATE PARK

Notes to Statement of Revenues and Certain Expenses

Nine months ended September 30, 2003 (unaudited) and
Year ended December 31, 2002

(1)	Background

Effective December 15, 2003, First Potomac Realty Trust, Inc. (First Potomac) formed Bren Mar, LLC (the Company) as a Delaware limited liability company for the purpose of owning and holding commercial rental properties. The Company is 100% owned by First Potomac.

On December 23, 2003, First Potomac purchased Alexandria Corporate Park, a multi-tenant industrial property in Alexandria, Virginia. The building contains 278,000 rentable square feet. The building was approximately 32 percent leased at December 31, 2002.

(2)	Summary of Significant Accounting Policies and Other Matters

(a)	Basis of Presentation

The accompanying statement of revenues and certain expenses relates to Alexandria Corporate Park and has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by First Potomac in the proposed future operations of Alexandria Corporate Park, have been excluded. Expenses excluded consist of mortgage interest and depreciation and amortization.

(b)	Revenue Recognition

The straight-line basis is used to recognize rent revenues over the terms of the respective leases.

(c)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)	Management Fees

Alexandria Corporate Park has a management agreement that provides for management fees of $6,600 per month over the term of the agreement. Management fee expenses during the nine months ended September 30, 2003 (unaudited) and the year ended December 31, 2002 were $59,400 and $79,200.

(4)	Tenant Leases

Space in Alexandria Corporate Park is leased to 4 tenants. The total minimum rents to be received from tenants under noncancelable operating leases in effect at December 31, 2002:

2003	$1,765,498
2004	1,948,767
2005	2,007,344
2006	2,086,208
2007	1,920,757
Thereafter	5,743,660

Total	$15,472,234